UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 1, 2006 (February 23, 2006)

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	001-31917	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH		84020
Address of Principal Executive Offices		Zip Code

(801) 816-6918
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02                                             Results of Operations and Financial Condition.

On February 23, 2006, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed ”filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

99.1                           Press release dated February 23, 2006, issued by INVESTools Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

	By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: March 1, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated February 23, 2006, issued by INVESTools Inc.